Dreyfus Premier
Small Cap Equity Growth Fund

Seeks long-term capital appreciation by investing
in small-cap growth stocks

PROSPECTUS November 15, 2006
As revised, March 30, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	9

Your Investment

Shareholder Guide	10
Distributions and Taxes	19
Services for Fund Investors	20
Instructions for Regular Accounts	21
Instructions for IRAs	23

For More Information

See back cover.

Note to Investors

Closing of fund

The fund intends to close to new investors when the fund’s assets reach $500 million in total assets. Shareholders of the fund at that time (the closing date) may continue to buy shares for existing accounts. Any shareholder whose fund account has a zero balance on or after the closing date will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at the closing date generally will not be permitted to buy shares of the fund, with the following exceptions. New accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plans had established the fund as an investment option under the plans and maintained a positive balance in the fund account by the closing date. New accounts may be opened by discretionary wrap accounts that are approved by Dreyfus and that established the fund as an investment option under the discretionary wrap accounts before the closing date. New accounts may be opened for the fund’s primary portfolio managers and board members who do not have existing accounts. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the closing date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the closing date. The board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.

The Fund

Dreyfus Premier
Small Cap Equity Growth Fund

Ticker Symbols Class A: DGWAX
Class C: DGWCX
Class R: DGWRX
Class T: DGWTX

GOAL/APPROACH

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small companies. The fund’s equity investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

In selecting stocks, the portfolio managers look for leading small-cap growth companies that possess sustainable competitive advantages. The portfolio managers combine intensive company analysis with select valuation tools to screen for companies whose earnings growth exceeds that of the Russell 2000® Growth Index, the fund’s benchmark index, and that possess the following three valuation criteria:

  a low P/E to growth ratio based on forward earnings projections a favorable fair value using quantitative valuation tools
  an attractive valuation based on discounted future cash flows

The portfolio managers then typically analyze the most attractive of these companies.While the fund may invest in individual companies that do not meet all of the above criteria, the fund’s investment process is designed to produce a portfolio of stocks of companies that, in the aggregate, possess a P/E to growth ratio less than that of the Russell 2000 Growth Index, better than average fair value characteristics and above-average projected 12-month returns based on a discounted cash flow analysis.

The portfolio managers will consider selling a stock if industry or company fundamentals deteriorate, the stock’s valuation is excessive or there is a more attractive alternative.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Small companies: generally new and often entrepreneurial companies with market capitalizations ranging between $50 million and $2 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time. Small companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Russell 2000 Growth Index: measures the performance of the small-capitalization sector of the U.S. equity market. It is comprised of the Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic con- ditions, changes in the general outlook for cor- porate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Smaller company risk. Small companies carry addi- tional risks because their earning and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of small- er companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of smaller companies’ securities and the fund’s ability to sell them when the portfolio managers deem it appropriate. These companies may have limited product lines, markets and/or financial resources, or may depend on a limited management group.
  Some of the fund’s investments will rise and fall based on investor perception rather than eco- nomic factors. Other investments, including spe- cial situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earn- ings do increase. In addition, growth stocks typi- cally lack the dividend yield that can cushion stock prices in market downturns. Because differ- ent types of stocks tend to shift in and out of favor depending on market and economic condi- tions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, indus- tries or sectors.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign compa- nies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal stan- dards.The securities of issuers located in emerg- ing markets can be more volatile and less liquid than those of issuers in more mature economies.
  Foreign currency risk. Investments in foreign cur- rencies are subject to the risk that those curren- cies will decline in value relative to the U.S. dol- lar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in IPOs.The prices of securities pur- chased in IPOs can be very volatile.The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security pur- chased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	1.00	none	none*

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.90	.90	.90	.90
Rule 12b-1 fee	none	.75	none	.25
Shareholder services fee	.25	.25	none	.25
Other expenses	.50	.50	.50	.50

Total	1.65	2.40	1.40	1.90

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years

Class A	$733	$1,065
Class C
with redemption	$343	$748
without redemption	$243	$748
Class R	$143	$443
Class T	$634	$1,020

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations. Dreyfus has contractually agreed, until September 30, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.40% .

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class C and Class T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: estimated fees to be paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

The Fund 5

MANAGEMENT

Investment advisers

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $194 billion in approximately 200 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of .90% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.5 trillion in assets under management, administration or custody, including $995 billion under management.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of NewYork Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged Bear Stearns Asset Management Inc. (BSAM), located at 383 Madison Avenue, New York, New York 10179, to serve as the fund’s sub-investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1984. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and administrative services to open-end investment funds and other managed accounts with aggregate assets at September 30, 2006 of approximately $39 billion. BSAM, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments.

Robert S. Natale, CFA, is the fund’s primary portfolio manager and has served as such since the fund’s inception. Mr. Natale serves as a senior managing director at BSAM, where he has been employed since 1998.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments . These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or DSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus, BSAM and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and BSAM code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the relevant code’s preclearance and disclosure procedures. The primary purpose of each code is to ensure that personal trading by Dreyfus or BSAM employees does not disadvantage any fund managed by Dreyfus or BSAM, as the case may be.

Performance Information for Related Fund

Although the fund is newly organized and does not yet have its own full calendar year of performance, the fund’s portfolio managers follow substantially the same investment policies and strategies managing the fund’s assets as they do managing the BSAM Fundamental Small Cap Equity Management accounts (the “Related Accounts”). The tables below show the returns for the Related Accounts and for the Russell 2000 Growth Index (the “Index”). The Index information is provided to represent the investment environment existing at the time periods shown. The Index is unmanaged and an investor may not invest directly in the Index. No performance information is shown for the fund, which did not have its own full calendar year of performance as of the date of this prospectus. Investors should not consider this performance data as an indication of the future performance of the fund or the Related Accounts.

The Related Accounts are not registered as an investment company under the Investment Company Act of 1940, as amended. As of December 31, 2006, the Related Accounts had approximately $6 million in assets.

The Fund 7

MANAGEMENT (continued)

The performance figures for the Related Accounts are net of the management fees charged to investors. The performance figures for the Related Fund, however, have been reduced by the amount of the highest management fee charged any investor in the Related Accounts during the periods shown. Actual fees charged investors in the Related Accounts vary and are available upon request from BSAM. The highest management fee chargeable is disclosed in Part II of BSAM’s Form ADV.The performance of the Related Accounts could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if the Related Accounts had been regulated as an investment company under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the Related Accounts may hold similar securities and other instruments, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different investment selections, differences in the relative weightings of securities and other instruments or differences in the price paid for particular fund holdings. The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted. In addition, the fund’s total operating expenses are expected to be higher than those of the Related Accounts; if the fund’s expenses were reflected, the performance shown would be lower. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Historical performance information for the Related Accounts and the Index is shown below. The returns of the Related Accounts are time-weighted based on beginning period market values.The calculation methodology for the Related Accounts differ from guidelines of the SEC for calculating performance of mutual funds.All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

The performance information for the BSAM Fundamental Small Cap Equity Management Accounts was prepared and presented, to the extent described below, in compliance with the Global Investment Performance Standards (GIPS®), formerly the Performance Presentation Standards of the Association for Investment Management and Research, promulgated by the CFA Institute. CFA Institute has not been involved with or reviewed this performance information. Additional information regarding BSAM’s policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites, is available upon request for financial advisors by calling 1-800-334-6899 and for individual shareholders by calling 1-800-554-4611.

Related Fund
Performance History

	Related Accounts	Index

Period	total return	total return

2006	22.98%	13.35%

4Q06	12.7%	8.77%

3Q06	-1.9%	-1.76%

2Q06	-9.41%	-7.25%

1Q06	22.79%	14.36%

2005 [1]	7.17%	5.66%

[1] Since Inception date: 11/1/05.

Average annual total returns as of 12/31/06
		Since
		inception
	1 Year	(11/01/05)

Related Accounts	22.98%	28.72%

Index	13.35%	16.57%

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

The Fund 9

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Deciding which class of shares to buy

This prospectus offers Class A, C,T and R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none
	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the Rule 12b-1 fee on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none
* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fee on Class T may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fee

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none
* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Your Investment 11

SHAREHOLDER GUIDE (continued)

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers. Upon establishing the Dreyfus- sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Your Investment 13

SHAREHOLDER GUIDE (continued)

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA

CDSC waivers

The CDSC on Class A, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. The fund’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities, small-capitalization equity securities and certain other thinly traded securities may provide short-term traders arbi-trage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes C and R are offered at NAV, but Class C generally is subject to higher annual operating expenses and a CDSC.

Your Investment 15

SHAREHOLDER GUIDE (continued)

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 19

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class C shares, as
long as the amount of any withdraw-
al does not exceed on an annual
basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or Class T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

To open an account, make subsequent investments or to
sell shares, please contact your financial representative
or call toll free in the U.S. 1-800-554-4611.
Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 21

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 23

NOTES

NOTES

For More Information

Dreyfus Premier
Small Cap Equity Growth Fund
A series of Dreyfus Premier Manager Funds I
SEC file number: 811-21386

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings.The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation